Exhibit 21.1

Entity	Jurisdiction of Incorporation	D/B/A Jurisdiction
345-1 Partners, LLC	Delaware

345-30 Partners, LLC	Delaware

345-40 Partners, LLC	Delaware

345-50 Partners, LLC	Delaware

345-7501 MM, LLC	Delaware

345-JV Partners, LLC	Delaware

345-Lux EUR Partners, LLC	Delaware

345-Lux GBP Partners, LLC	Delaware

42-16 Partners, LLC	Delaware

42-16 CLO Holdco, LLC	Delaware

42-16 CLO L Sell, LLC	Delaware

42-16 CLO (Partnership), LLC	Delaware

42-16 CLO (Sub-REIT), LLC	Delaware

Ambassador AUD Holdings, LLC	Delaware

Ambassador CAD Holdings, LLC	Delaware

Ambassador EUR Holdings, LLC	Delaware

Ambassador GBP Holdings, LLC	Delaware

BXMT 2017-FL1, LLC	Delaware

BXMT 2017-FL1, Ltd.	Cayman Islands

BXMT 2020-FL2, LLC	Delaware

BXMT 2020-FL2, Ltd.	Cayman Islands

BXMT 2020-FL3, LLC	Delaware

BXMT 2020-FL3, Ltd.	Cayman Islands

Canada Office Portfolio Finco 2014, LLC	Delaware

CT Legacy REIT Holdings, LLC	Delaware

De Vere Resorts Finco 2014, LLC	Delaware

Gloss Finco 1, LLC	Delaware

Gloss Finco 2, LLC	Delaware

Gloss Finco 3, LLC	Delaware

Gloss Holdco 1, LLC	Delaware

Gloss Holdco 2, LLC	Delaware

Gloss Noteco 1, LLC	Delaware

Gloss Noteco 2, LLC	Delaware

Husky Finco, LLC	Delaware

Husky AU Finco, LLC	Delaware

Husky CAD Finco, LLC	Delaware

Husky EUR Finco, LLC	Delaware

Husky UK Finco, LLC	Delaware

KK-RR Finco, LLC	Delaware

LO-JR Finco, LLC	Delaware

Magma Finco 12, LLC	Delaware

Magma Finco 13, LLC	Delaware

Magma Finco 16, LLC	Delaware

Molten Partners, LLC	Delaware

Parlex 1 Finance, LLC	Delaware

Parlex 2 Finance, LLC	Delaware

Parlex 2 CAD Finco, LLC	Delaware

Parlex 2 AU HoldCo, LLC	Delaware

Parlex 2 AU HoldCo II, LLC	Delaware

Parlex 2 AU Sub Trust	Australia

Parlex 2 AU Trust	Australia

Parlex 2 AU Finco, LLC	Delaware

Parlex 2 EUR Finco, LLC	Delaware

Parlex 2 UK Finco, LLC	Delaware

Parlex 2A Finco, LLC	Delaware

Parlex 3 Finance, LLC	Delaware

Parlex 3 AU Finco, LLC	Delaware

Parlex 3 CAD Finco, LLC	Delaware

Parlex 3 EUR Finco, LLC	Delaware

Parlex 3 UK Finco, LLC	Delaware

Parlex 3A Finco, LLC	Delaware

Parlex 3A EUR Finco, LLC	Delaware

Parlex 3A UK Finco, LLC	Delaware

Parlex 4 Finance, LLC	Delaware

Parlex 4 UK Finco, LLC	Delaware

Parlex 5 Finco, LLC	Delaware

Parlex 5 Ken Finco, LLC	Delaware

Parlex 5 Ken CAD Finco, LLC	Delaware

Parlex 5 Ken EUR Finco, LLC	Delaware

Parlex 5 Ken UK Finco, LLC	Delaware

Parlex 5 Ken ONT Finco, LLC	Delaware

Parlex 6 Finco, LLC	Delaware

Parlex 6 EUR Finco, LLC	Delaware

Parlex 6 UK Finco, LLC	Delaware

Parlex 7 Finco, LLC	Delaware

Parlex 8 Finco, LLC	Delaware

Parlex 8 Lux EUR Finco, S.a r.l.	Luxembourg

Parlex 8 Lux EUR Pledgeco, S.a r.l.	Luxembourg

Parlex 9 Finco, LLC	Delaware

Parlex 10 Finco, LLC	Delaware

Parlex 10 Lux EUR Finco, S.a r.l.	Luxembourg

Parlex 10 Lux EUR Pledgeco, S.a r.l.	Luxembourg

Parlex 10 Lux GBP Finco, S.a r.l.	Luxembourg

Parlex 10 Lux GBP Pledgeco, S.a r.l.	Luxembourg

Parlex 11 Finco, LLC	Delaware

Parlex 14 Finco, LLC	Delaware

Parlex 14 UK Finco, LLC	Delaware

Parlex 14 EUR Finco, LLC	Delaware

Parlex 15 Finco, LLC	Delaware

Parlex 15 Holdco, LLC	Delaware

Parlex 15 AU Finco, LLC	Delaware

Parlex 15 Lux EUR Finco, S.a r.l.	Luxembourg

Parlex 15 Lux EUR Pledgeco, S.a r.l.	Luxembourg

Parlex ONT Partners GP, LLC	Delaware

Parlex ONT Partners, LP	Canada

Q Hotels Finco 2014, LLC	Delaware

SL-JR Finco, LLC	Delaware

Victor Holdings I, LLC	Delaware

WD-BXMT Lending, LLC	Delaware

Wispar 1 Finco, LLC	Delaware

Wispar 2 Finco, LLC	Delaware

Wispar 3 Finco, LLC	Delaware

Wispar 4 Finco, LLC	Delaware